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                                                                    EXHIBIT 23.1

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

TO: Medical Advisory Systems, Inc.

   As independent certified public accountants, we hereby consent to the incorporation of our report dated January 28, 1999 included in the Company's Form 10-KSB for the year ended October 31, 1998 and to all references to our Firm included in this registration statement.

                                               /s/ Stefanou & Company, LLP
                                          _________________________________
                                                 Stefanou & Company, LLP

McLean, Virginia
August 16, 1999